UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 26, 2009

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                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

       California                          001-33897           46-0476193
     (State or other            (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)


         27710 Jefferson Avenue
            Suite A100
        Temecula, California                                           92590
(Address of principal executive offices)                             (Zip code)


       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors (the "Board") of Temecula Valley Bancorp Inc. (the "Company") previously approved, subject to shareholder approval, amendments to the Company's Articles of Incorporation that would (i) increase the number of authorized shares of the Company's common stock from 40,000,000 to 90,000,000 and (ii) authorize 15,000,000 shares of preferred stock. According to the preliminary results from the Company's annual shareholders meeting held on May 26, 2009, the Company's shareholders approved the amendment to increase the authorized shares of common stock from 40,000,000 to 90,000,000. The shareholders failed to approve the proposed amendment to authorize 15,000,000 shares of preferred stock.

The amendment will become effective upon filing with the California Secretary of State, which we anticipate will occur within the next two weeks. Additional information regarding the amendment is provided in the Definitive Proxy Materials filed with the Securities and Exchange Commission on April 7, 2009.

A copy of Article III, as amended, and as approved by the Company's shareholders, is attached to this report as Exhibit 3.1 and is incorporated herein by reference.


Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.
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Exhibit No.    Description
-----------    -----------
3.1            Certificate of Amendment of Article III of the Company's Articles
               of Incorporation, as amended, upon filing with the California
               Secretary of State



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TEMECULA VALLEY BANCORP INC.


Date: May 26, 2009                      By:  /s/ FRANK BASIRICO, JR.
                                             ---------------------------------
                                             Frank Basirico, Jr.
                                             Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

3.1 Certificate of Amendment of Article III of the Company's Articles of Incorporation, as amended, upon filing with the California Secretary of State